                         PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                      CLASS "A"

                                       EXHIBIT
                             AVERAGE ANNUAL TOTAL RETURN
                                     CALCULATION
                                AS OF OCTOBER 31, 1992



                                 ERV = P * (1 + T )^n


  P = hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

ERV = ending redeemable value

-------------------------------------------------------------------------------

                                    From Inception
                                ----------------------

                             Annualized        Unannualized
                             ----------        ------------

  P =                         $1,000.00           $1,000.00

  n =                              1.00                 .27

ERV =                          1,125.20            1,009.15

  T                               12.52                3.43

                         PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                      CLASS "B"

                                       EXHIBIT
                             AVERAGE ANNUAL TOTAL RETURN
                                     CALCULATION
                                AS OF OCTOBER 31, 1992


                                 ERV = P * (1 + T )^n


  P = hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

ERV = ending redeemable value

-------------------------------------------------------------------------------

                                    From Inception
                                ----------------------

                             Annualized        Unannualized
                             ----------        ------------

  P =                         $1,000.00           $1,000.00

  n =                              1.00                 .27

ERV =                          1,179.90            1,013.08

  T =                             17.99                4.93